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EXHIBIT 26(r)

                        Minnesota Life Insurance Company
                               Power of Attorney
                        To Sign Registration Statements

         WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

         WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Variable Annuity Account ("Variable Annuity Account")
(2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147,
333-111067, 333-136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account")
(33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment
Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Universal Life Account ("Variable
Universal Life Account") (33-85496) is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

         NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota
Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable
Annuity Account, the Variable Life Account and the Variable Universal Life
Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable
Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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
         Signature                         Title                      Date
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
/s/ Robert L. Senkler              Chairman of the Board,      February 12, 2007
---------------------------        President and Chief
    Robert L. Senkler              Executive Officer

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
/s/ Mary K. Brainerd                               Director                         February 12, 2007
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    Mary K. Brainerd

/s/ John W. Castro                                 Director                         February 12, 2007
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    John W. Castro

/s/ Sara H. Gavin                                  Director                         February 12, 2007
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    Sara H. Gavin

/s/ John E. Gherty                                 Director                         February 12, 2007
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    John E. Gherty

/s/ John F. Grundhofer                             Director                         February 12, 2007
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    John F. Grundhofer

/s/ John H. Hooley                                 Director                         February 12, 2007
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    John H. Hooley

/s/ Dennis E. Prohofsky                            Director                         February 12, 2007
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    Dennis E. Prohofsky
                                                   Director
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    Trudy A. Rautio

/s/ Randy F. Wallake                               Director                         February 12, 2007
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    Randy F. Wallake

/s/ Warren J. Zaccaro                              Director                         February 12, 2007
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    Warren J. Zaccaro
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